FAIRPORT GOVERNMENT SECURITIES FUND

                         SUPPLEMENT DATED JUNE 14, 2005
                        TO PROSPECTUS DATED MARCH 1, 2005

     The Board of Trustees of the Fairport Funds (the "Trust") has decided to terminate the Fairport Government Securities Fund (the "Fund") and the Trust, effective August 12, 2005. The Fund is continuing to pursue its investment objective and will continue to accept purchase orders until July 29, 2005, after which it is anticipated that the Fund's portfolio will be converted to cash no later than August 5, 2005. The Fund will cease operations on August 12, 2005.

     The Adviser to the Fund is taking steps to assure that the closing of the Fund proceeds on an orderly basis so that each of you receives the fair value of your shares (including any distributions of capital gains and net investment income). The Fund has also discontinued operation of its Distribution Expense Plan, effective immediately, thereby eliminating all distribution (12b-1) expenses. While this step should reduce the Fund expense ratio, it is possible that the expense ratio could increase over current levels - - as Fund shares are redeemed, the Fund expenses that are fixed will be absorbed by a smaller number of shares, resulting in increased expense ratios. Although not contractually obligated to do so, the adviser will voluntarily waive or reimburse any fees and/or operating expenses in order to maintain an expense ratio of no more than 1.25% of the Fund's Total Annual Operating Expenses. An expense ratio increase to such an amount is not expected and the adviser maintains the right to voluntarily cap the expense ratio at any level at or below the amount listed above per its discretion.

     Prior to August 12, 2005, you may redeem your shares. To place a redemption, please contact Shareholder Services at the following address or telephone number: Fairport Funds, c/o Unified Fund Services, Inc., P.O. Box 6110, Indianapolis, IN 46206-6110 or speak to a Shareholder Services Representative at 1.800.332.6459, option 1. IF YOU HAVE NOT REDEEMED YOUR FUND SHARES ON OR BEFORE AUGUST 11, 2005, YOUR SHARES WILL AUTOMATICALLY BE REDEEMED AND A CHECK WILL BE MAILED TO YOU FOR THE FULL REDEMPTION VALUE OF THE SHARES. Each redemption or exchange generally will be a taxable event.

     Shareholders should note that it is likely that the scheduled closing of the Fund will affect operations of the Fund in the period prior to the closing. It is expected that there will be substantial redemptions of Fund shares during that period. The required sales of portfolio securities to meet redemption requests could make it difficult to manage the portfolio effectively, and may affect the ability of the Fund to continuously meet its investment objectives during the period. As a result, you may not wish to purchase additional shares of the Fund.

               IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS
               ---------------------------------------------------

     If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. Proceeds of a redemption will be sent to you, as trustee or custodian of the plan. You should be aware, however, that if a distribution is made from the plan, a rollover is required to avoid taxation and penalties. If you are the trustee of a qualified retirement plan, you must reinvest the money in any way permitted by the plan and trust agreement. Please note that ERISA may require your plan to provide a notice to participants at least thirty (30) days before the Fund portfolio is converted to cash (see the separate supplement that describes this requirement).

                       FAIRPORT GOVERNMENT SECURITIES FUND

                         SUPPLEMENT DATED JUNE 14, 2005
                        TO PROSPECTUS DATED MARCH 1, 2005

     The Fairport Government Securities Fund ( the "Fund") of the Fairport Funds will cease operations on August 12, 2005. It is anticipated that the Fund portfolio will be converted to cash no later than August 5, 2005.

     In certain circumstances, ERISA requires that a "blackout" notice be furnished to plan participants and beneficiaries at least thirty (30) days before an investment option is suspended. EMPLOYERS, ADMINISTRATORS, TRUSTEES AND OTHER FIDUCIARIES THEREFORE SHOULD CONSULT THEIR TAX ADVISORS IMMEDIATELY TO DETERMINE WHETHER THEY NEED TO SEND A BLACKOUT NOTICE TO PARTICIPANTS AND BENEFICIARIES. The U.S. Department of Labor model form of blackout notice is attached. Please note that the blackout notice must be provided at least thirty
(30) days prior to the effective date of the suspension (after July 29, 2005).

     Plans covered by ERISA (which may be subject to the blackout notice requirement) include (without limitation): 401(k) Plans, 403(b) Tax-Sheltered Annuities, Employee Stock Ownership Plans ("ESOPs"), Money Purchase Pension Plans, Profit-Sharing Plans, Simplified Employee Pensions ("SEPs"), Stock Bonus Plans and SIMPLE Plans and IRAs.

     ERISA may require other plan materials to be updated as well. Please consult your tax advisor as to whether your plan is subject to ERISA.

Important Notice Concerning Your Rights

Under The [Enter Name of Individual Account Plan]

[Enter date of notice]

1. This notice is to inform you that the [enter name of plan] will be [enter reasons for blackout period, as appropriate: changing investment options, changing recordkeepers, etc.].

2. As a result of these changes, you temporarily will be unable to [enter as appropriate: direct or diversify investments in your individual accounts (if only specific investments are subject to the blackout, those investments should be specifically identified), obtain a loan from the plan, or obtain a distribution from the plan]. This period, during which you will be unable to exercise these rights otherwise available under the plan, is called a "blackout period." Whether or not you are planning retirement in the near future, we encourage you to carefully consider how this blackout period may affect your retirement planning, as well as your overall financial plan.

3. The blackout period for the plan [enter the following as appropriate: is expected to begin on [enter date] and end [enter date]/is expected to begin during the week of [enter date] and end during the week of [enter date]. During these weeks, you can determine whether the blackout period has started or ended by [enter instructions for use toll-free number or accessing web site].

4. [In the case of investments affected by the blackout period, add the following: During blackout period you will be unable to direct or diversify the assets held in your plan account. For this reason, it is very important that you review and consider the appropriateness of your current investments in light of your inability to direct or diversify those investments during the blackout period. For your long-term retirement security, you should give careful consideration to the importance of a well-balanced and diversified investment portfolio, taking into account all your assets, income and investments.] [If the plan permits investments in individual securities, add the following: You should be aware that there is a risk to holding substantial portions of your assets in the securities of any one company, as individual securities tend to have wider price swings, up and down, in short periods of time, than investments in diversified funds. Stocks that have wide price swings might have a large loss during the blackout period, and you would not be able to direct the sale of such stocks from your account during the blackout period.]

5. [If timely notice cannot be provided (see paragraph (b)(1)(v) of this section) enter: (A) Federal law generally requires that you be furnished notice of a blackout period at least 30 days in advance of the last date on which you could exercise your affected rights immediately before the commencement of any blackout period in order to provide you with sufficient time to consider the effect of the blackout period on your retirement and financial plans. (B) [Enter explanation of reasons for inability to furnish 30 days advance notice.]]

6. If you have any questions concerning this notice, you should contact [enter name, address and telephone number of the plan administrator or other contact responsible for answering questions about the blackout period].